UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): February 8, 2018

Group 1 Automotive, Inc.
(Exact name of Registrant as specified in its charter)

Delaware	1-13461	76-0506313
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)
800 Gessner, Suite 500
Houston, Texas 77024
(Address of principal executive offices) (Zip code)
(713) 647-5700
(Registrant’s telephone number including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 40.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if that registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note
On February 8, 2018, Group 1 Automotive, Inc., a Delaware corporation, issued an earnings release announcing its financial results for the three and twelve months ended December 31, 2017. A copy of the earnings release was furnished with a Current Report on Form 8-K filed on February 8, 2018. This amendment to Group 1 Automotive, Inc.’s Form 8-K is being filed solely for the purpose of correcting a mathematical error in the earnings release, as described below.

Item 2.02     Results of Operations and Financial Condition.
On February 8, 2018, Group 1 Automotive, Inc., a Delaware corporation, issued an earnings release announcing its financial results for the three and twelve months ended December 31, 2017. Within the "Reconciliation of Certain Non-GAAP Financial Measures - Consolidated," percentages of increase and decrease for certain key financial metrics were provided. For the three months ended December 31, 2017 financial metrics, two such percentages were misstated due to a mathematical error: the increase in Adjusted Net Income and the increase in Adjusted Diluted Income per Share. These percentage increases were incorrectly reported as 23.4% and 25.9%, respectively. The correct percentage increases are 18.8% and 21.3%, respectively. Such information, as corrected, is included in Exhibit 99.1 hereto, which indicates the corrected percentages in shading. The mathematical error did not impact any of the other reported GAAP or non-GAAP financial results, metrics or percentages.
As provided in General Instruction B.2. of Form 8-K, the information in this Item 2.02 (including the press release attached as Exhibit 99.1 and incorporated by reference in this Item 2.02) shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01    Financial Statements and Exhibits.

99.1        Revised page 1 of the "Reconciliation of Certain Non-GAAP Financial Measures - Consolidated"

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Group 1 Automotive, Inc.

February 8, 2018	By:	/s/ John C. Rickel
Date		John C. Rickel, Senior Vice President and Chief Financial Officer

INDEX TO EXHIBITS

99.1         Revised page 1 of the "Reconciliation of Certain Non-GAAP Financial Measures - Consolidated"